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                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

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Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
[ ] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              The First Years Inc.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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        pursuant to Exchange Act Rule 0-11 (set forth the amount on which
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COMPANY PRESS RELEASE


[THE FIRST YEARS INC. LOGO]

FOR IMMEDIATE RELEASE

Contact: John Beals
         Senior Vice President, Finance and Treasurer
         (508) 588-1220


                   THE FIRST YEARS INC. MAKES ANNOUNCEMENT
                 ____________________________________________


AVON, MA, May 11, 2001 ---- The First Years Inc. (NASDAQ: KIDD) announced today that it had been informed by Phillip Goldstein, a shareholder who had filed a preliminary proxy statement with the SEC soliciting support of a number of proposals, that he does not intend to further pursue his proposals at the forthcoming annual meeting of shareholders, scheduled to be held on May 17, 2001, and does not otherwise contest the slate of directors proposed by management.